UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2013

PRIMO WATER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34850	30-0278688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Cambridge Plaza Drive
Winston-Salem, NC  27104
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  336-331-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2013, Primo Water Corporation (the “Company”) entered into a second amendment (the “Second Amendment”) to the Credit and Security Agreement originally entered into on April 30, 2012 (the “Credit Agreement”) by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (“Comvest”).  Pursuant to the Second Amendment, Comvest made an additional term loan to the Company in the principal amount of $3,000,000 (the “Add-On Term Loan”).

Interest on the Add-On Term Loan is payable at the rate of 12.5% per annum in cash, and the outstanding balance of the Add-On Term Loan is due and payable in a single installment on April 30, 2016 (subject to prepayment in specified circumstances, including sales or dispositions of assets outside the ordinary course of business and sales of equity or debt securities by the Company).  The Add-On Term Loan is secured by substantially all of the Company’s assets on the same priority basis as the original $15,150,000 term loan provided under the Credit Agreement on April 30, 2012 (the “Original Term Loan”).  The proceeds from the Add-On Term Loan will be used to pay fees related to the Second Amendment and provide additional working capital for the Company.

The Second Amendment revised the Credit Agreement to provide for the Add-On Term Loan, to eliminate the financial covenant related to the gross profit of the Company’s self-serve filtered drinking water refill business and to make certain adjustments to the penalties payable by the Company in the case of prepayment.  In connection with entering into the Second Amendment, the Original Term Loan was amended to reduce the interest on outstanding amounts owed to a rate of 12.5% per annum in cash and to add all interest accrued and unpaid through June 14, 2013 to the original principal amount, making the new principal amount owed under the Original Term Loan $15,498,751.

The foregoing descriptions of the Second Amendment and the related Add-On Term Loan and Original Term Loan are not complete and are qualified in their entirety by reference to the Second Amendment, the Add-On Term Note and the Amended and Restated Closing Date Term Note, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

 Item 2.03                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03
.
Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit and Security Agreement dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.2	Add-On Term Note dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.3	Amended and Restated Closing Date Term Note dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

99.1	Press release dated June 19, 2013 (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMO WATER CORPORATION

Date: June 19, 2013	By:	/s/ Mark Castaneda
	Name:	Mark Castaneda
	Title:	Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
June 14, 2013	001-34850

PRIMO WATER CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment to Credit and Security Agreement dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.2	Add-On Term Note dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

10.3	Amended and Restated Closing Date Term Note dated as of June 14, 2013 by and among the Company, certain subsidiaries of the Company party thereto and Comvest Capital II, L.P. (filed herewith)

99.1	Press release dated June 19, 2013 (filed herewith)